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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2005


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-13486                 43-1695093
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

On June 15, 2005, the Company issued a press release announcing that it entered into a definitive merger agreement with JQH Acquisition, LLC, a company formed for the purposes of the proposed transactions by Jonathan Eilian. Upon consummation of the merger, each outstanding share of Class A common stock of the Company will convert into the right to receive $24.00. The merger is subject to several conditions, including approval by Company stockholders at a special meeting. John Q. Hammons, the Company's principal stockholder, has agreed to vote his shares in favor of the merger, and the Company has reserved the right to seek approval by holders of a majority of shares of Class A common stock voting at the meeting not held by Mr. Hammons and his affiliates.

The Company entered into the merger agreement in connection with a series of transactions agreed to by Mr. Hammons, JQH Acquisition, LLC and their affiliates, regarding a variety of ongoing arrangements, including Mr. Hammons' continuing equity ownership in the business and a credit facility backed by iStar Financial Inc. secured by Mr. Hammons' equity ownership in the business and certain other collateral.

A special committee of independent directors of the Company represented the Company in the negotiation of the merger agreement.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today. That exhibit and the information above are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. A copy of the merger agreement is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    Exhibit No.                                Exhibit
    -----------                                -------
        99.1      Press Release, dated June 15, 2005, issued by the registrant

        99.2 Agreement and Plan of Merger by and among JQH Acquisition LLC, JQH Merger Corporation and John Q. Hammons Hotels, Inc., dated as of June 14, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JOHN Q. HAMMONS HOTELS, INC.



                                            By:  /s/ Paul E. Muellner
                                                 -------------------------------
                                                 Name:   Paul E. Muellner
                                                 Title:  Chief Financial Officer

Date: June 15, 2005


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                                  EXHIBIT INDEX

    Exhibit No.                             Exhibit
    -----------                             -------

        99.1 Press Release, dated June 15, 2005, issued by John Q. Hammons Hotels, Inc.

        99.2 Agreement and Plan of Merger by and among JQH Acquisition LLC, JQH Merger Corporation and John Q. Hammons Hotels, Inc., dated as of June 14, 2005


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